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                                                                   EXHIBIT 10.11

                                 FIRST AMENDMENT

                                       TO

                     REVOLVING CREDIT AND SECURITY AGREEMENT


                  First Amendment, dated as of February 28, 1999 to the Revolving Credit and Security Agreement, dated as of October 12, 1998 (the "Agreement"), among Cityscape Corp., a New York corporation (the "Borrower"), Cityscape Financial Corp., a Delaware corporation (the "Guarantor"), the financial institutions party thereto (each a "Lender" and collectively, the "Lenders"), and The CIT Group/Equipment Financing, Inc., as agent for the Lenders (in such capacity, the "Agent").

                  The Borrower, the Guarantor, the Lenders and the Agent desire to amend certain terms of the Agreement. Accordingly, the Borrower, the Guarantor, the Agent and the Lenders hereby agree as follows:

                  1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Agreement.

                  2. Termination Date. Clause (5) of Section 2.01 of the Agreement is hereby amended by deleting the date "March 1, 1999" and substituting in lieu thereof the following:

                           "(5) March 31, 1999 (the "Termination Date"); provided, that the Borrower may extend the date set forth in Clause (5) of this Section to a date seven calendar days after such date and each successive seven calendar day period thereafter until April 30, 1999, by (i) delivering written notice to the Agent, given no less than two Business Days before the then scheduled Termination Date, of the Borrower's intention to extend the Termination Date for an additional seven calendar day period, and (ii) paying to the Agent, for the account of each Lender in accordance with such Lender's Pro Rata Share, a non-refundable extension fee of $5,000 but only in connection with the delivery of an extension notice described in clause (i) relating to the third and fourth calendar weeks of April, 1999."

                  3. Interest Rate. The Borrower and the Lenders hereby agree that, from and after February 28, 1999, until the Loans are paid in full, interest on the unpaid principal amount of each Loan shall accrue at a rate per annum equal to the Prime Rate plus 2.00%; provided, that, notwithstanding any provision to the contrary in the Agreement, such accrued interest shall be due and payable monthly on the first calendar day of each month and on the Termination Date.

                  4. Commitment; Acknowledgement of Debt. (a) Pursuant to
Section 2.06(a) of the Agreement, the Borrower elects to reduce from time to time, and the Lenders acknowledge the reduction of, the Total Commitment from $40,000,000 to an amount equal to the aggregate
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unpaid principal amount of the Loans from time to time, effective as of March 5,
1999. From and after March 5, 1999, no Unused Line Fee shall accrue.

                  (b) The Borrower hereby agrees that it shall not borrow additional Loans pursuant to the Agreement after the Amendment Effective Date.

                  5. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the "Amendment Effective Date"):

                           (i) The representations and warranties contained in this Amendment and in Article VI of the Agreement shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Event of Default or Default shall have occurred and be continuing on the Amendment Effective Date, or result from this Amendment becoming effective in accordance with its terms, except as otherwise disclosed to the Lenders in accordance with Section 6(a) hereof.

                           (ii) The Agent shall have received counterparts of this Amendment which bear the signatures of the Borrower, the Guarantor and each of the Lenders.

                           (iii) This Amendment shall have been submitted to the Bankruptcy Court for approval on or before March 5, 1999.

                           (iv) This Amendment shall have been approved by the Bankruptcy Court.

                           (v) The Borrower shall have paid to the Agent, for the account of each Lender in accordance with such Lender's Pro Rata Share, a non-refundable amendment fee of $50,000.

                           (vi) All legal matters incident to this Amendment shall be satisfactory to the Agent and its counsel.

                  6. Waiver, Consent and Agreement. (a) The Lenders hereby consent to and waive any Default or Event of Default existing on or prior to the Amendment Effective Date but only to the extent (i) the Lenders have knowledge that such Default or Event of Default exists on the Amendment Effective Date and
(ii) the Borrower has delivered to the Agent and each Lender, pursuant to
Section 7.08(7) of the Agreement, written notice setting forth the details of such Default or Event of Default and the action, if any, proposed to be taken by the Borrower with respect thereto.

                  (b) In addition, pursuant to Section 8.01(E) of the Agreement, the Agent hereby consents to the amendment of the Greenwich DIP Facility, substantially on the terms and conditions set forth in the draft of the Extension Amendment attached hereto as Exhibit A.


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                  (c) The Lenders' consent and waiver of any Event of Default in accordance with paragraph (a) above and the Agent's consent set forth in paragraph (b) above (i) shall become effective as of the date set forth above when signed by the Lenders, (ii) shall be effective only in this specific instance and for the specific purposes set forth herein, and (iii) does not allow for any other or further departure from the terms and conditions of the Agreement or any other Loan Documents, which terms and conditions shall continue in full force and effect.

                  7. Representations and Warranties. Each of the Borrower and the Guarantor represents and warrants to the Lenders as follows:

                           (a) Each Loan Party (i) is duly organized, validly
existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment and to perform the Agreement, as amended hereby, subject to the prior approval of the Bankruptcy Court.

                           (b) The execution, delivery and performance by the
Loan Parties of this Amendment and the performance by the Borrowers of the Agreement as amended hereby (i) have been duly authorized by all necessary action, subject to the prior approval of the Bankruptcy Court, (ii) do not and will not violate or create a default under any Loan Party's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting any Loan Party or any of such Loan Party's properties, subject to the prior approval of the Bankruptcy Court, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to any Loan Party's property.

                           (c) No authorization or approval or other action by,
and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by any Loan Party of this Amendment and the performance by the Loan Parties of the Agreement as amended hereby, subject to the prior approval of the Bankruptcy Court.

                           (d) This Amendment and the Agreement, as amended
hereby, constitute the legal, valid and binding obligations of the Borrower and the Guarantor party thereto, subject to the prior approval of the Bankruptcy Court, enforceable against such Persons in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

                           (e) The representations and warranties contained in
Article VI of the Agreement are correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default, has occurred and is continuing on and as of the Amendment Effective Date, except as otherwise disclosed to the Lenders in accordance with Section 6(a) hereof.


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                  8. Continued Effectiveness of Agreement. Each of the Borrower
and the Guarantor hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date of this Amendment all references in any such Loan Document to "the Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Agreement shall mean the Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, or to grant to the Agent a Lien on any collateral as security for the Obligations of the Borrower from time to time existing in respect of the Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

                  9. Miscellaneous.

                           (a) This Amendment may be executed in any number of
counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                           (b) Section and paragraph headings herein are
included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                           (c) This Amendment shall be governed by, and
construed in accordance with, the laws of the State of New York.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                             CITYSCAPE CORP.


                             By: /s/ Cheryl P. Carl
                                 ------------------------------------
                             Name:  Cheryl P. Carl
                             Title: Executive Vice President


                             CITYSCAPE FINANCIAL CORP.


                             By: /s/ Steven M. Miller
                                 ------------------------------------
                             Name: Steven M. Miller
                             Title:  President


                             AGENT AND LENDER

                             THE CIT GROUP/EQUIPMENT FINANCING, INC.

                             By: /s/ Jim Conheeney
                                 ------------------------------------
                             Name:  Jim Conheeney
                             Title:  VP



                             LENDER

                             NOMURA ASSET CAPITAL CORPORATION


                             By:  /s/ Jim Lieblich
                                 ------------------------------------
                             Name: Jim Lieblich
                             Title: Managing Director


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